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                                                                    EXHIBIT 99.5




INDEPENDENT AUDITORS' REPORT

To the Board of Directors and Stockholders of Johnston Industries, Inc.:


We have audited the accompanying consolidated balance sheets of Johnston Industries, Inc. and subsidiaries (the "Company") as of June 30, 1994 and 1993, and the related consolidated statements of income, stockholders' equity, and cash flows for each of the three years in the period ended June 30, 1994. Our audits also included the financial statement schedules. These financial statements and financial statement schedules are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial statement schedules based on our audits.


We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such consolidated financial statements present fairly, in all material respects, the financial position of Johnston Industries, Inc. and subsidiaries at June 30, 1994 and 1993, and the results of their operations and their cash flows for each of the three years in the period ended June 30, 1994 in conformity with generally accepted accounting principles. Also, in our opinion, such financial statement schedules, when considered in relation to the basic consolidated financial statements taken as a whole, present fairly, in all material respects, the information set forth therein.

As discussed in Note 1 to the consolidated financial statements, the Company changed its method of accounting for income taxes in 1994 to conform with Statement of Financial Accounting Standards No. 109 and, retroactively, restated the 1993 and 1992 financial statements for the change.


As discussed in Note 2 to the consolidated financial statements, the Company is involved in litigation relating to a steel fabricating facility which had been operated prior to its close in 1981 by a former subsidiary of the Company. In June 1995, the Company accrued an estimate of certain amounts which it may incur in connection with the final resolution of the dispute; however, the ultimate outcome of the litigation cannot presently be determined.





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As explained in Note 5, the consolidated financial statements include the
Company's investment in and equity in earnings of its unconsolidated affiliate, Jupiter National, Inc. ("Jupiter"). As of and for the years ended June 30, 1994 and 1993, a portion of the Company's investment in Jupiter ($17,434,000 and $9,263,000, respectively) and equity in earnings from Jupiter ($2,010,560 and $755,180, respectively) relates to security values estimated by Jupiter's Board of Directors in the absence of readily ascertainable market values. We have reviewed the procedures used in arriving at the estimates of value of such securities and have inspected underlying documentation and, in the circumstances, we believe the procedures are reasonable and the documentation appropriate. However, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for Jupiter's investment securities existed, and the difference could be material to the Company's consolidated financial statements.


As discussed in Note 20 to the consolidated financial statements, on August 16, 1995, the Company announced an agreement to purchase for cash all publicly held shares of Jupiter.





DELOITTE & TOUCHE LLP

Atlanta, Georgia
August 15, 1994 (August 16, 1995
as to the second paragraph of
Note 2 and Note 20)